UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): October 5, 2005


                       ICON CASH FLOW PARTNERS L.P. SEVEN
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               (Exact Name of Registrant as Specified in Charter)


    Delaware                        033-94458                      13-3835387
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  (State of                      (Commission                     (IRS Employer
  Incorporation)                 File Number)                Identification No.)


                          100 Fifth Avenue, 10th Floor
                            New York, New York 10011
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               (Address of principal executive offices) (Zip Code)


                                 (212) 418-4700
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01         Other Events

     (a) On October 5, 2005, the charterer of a certain offshore oil rig in which the Registrant has an interest notified the owner trustee of the rig that an "Event of Loss" has occurred with respect to the rig.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    ICON CASH FLOW PARTNERS L.P. SEVEN

                                    By: ICON CAPITAL CORP., its General Partner

                                    By: /s/ Thomas W. Martin
                                    ----------------------------------------
Date: October 12, 2005              Thomas W. Martin
                                    Executive Vice President